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                                                                    Exhibit 21.1

                              List of Subsidiaries

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
                                                                                                       Names under which Subsidiary
                                                                                                       does Business (if different
                                                                                                       than corporate
Name of Subsidiary                                                      Jurisdiction of Incorporation  name)
- ------------------                                                      -----------------------------  -----
International Integration Incorporated                                  Delaware, U.S.A.
      ("i-Cube")
International Integration Securities Corp.                              Massachusetts, U.S.A.
International Integration Holding B.V.                                  The Netherlands
International Integration B.V.                                          The Netherlands
International Integration GmbH                                          Germany
International Integration European Holding Co.                          Delaware, U.S.A.
Tomorrow's Technology Today, Inc.                                       Massachusetts, U.S.A.
International Integration R&C Holding Co.                               Delaware, U.S.A.
Reportsent Company Limited                                              United Kingdom
Conduit Corporation Limited                                             United Kingdom
Entropy CMG II                                                          United Kingdom
Conduit, Inc.                                                           Massachusetts, U.S.A.
Conduit Comm. B.V.                                                      The Netherlands
Conduit [     ] Info                                                    United Kingdom
Avalanche Solutions, Inc.                                               New York, U.S.A.
Razorfish Limited                                                       United Kingdom
Razorfish San Francisco, Inc.                                           California, U.S.A.
Razorfish Los Angeles, Inc.                                             California, U.S.A.
TS Design, Inc.                                                         Massachusetts, U.S.A.
Razorfish AB                                                            Sweden
Confutera 5011 AB                                                       Sweden
Spray Learning AB                                                       Sweden
Spray Services AB                                                       Sweden
Tetre IT - Management AB                                                Sweden
Spray Network U.S.A., Inc.                                              Delaware, U.S.A.
Tetre Workgroup Solutions AB                                            Sweden
Spray Media Agency AB                                                   Sweden
Tetre New Media AB                                                      Sweden
Spray Research AB                                                       Sweden
Spray Interactive Development AB                                        Sweden
Razorfish Oy                                                            Finland
Razorfish AG                                                            Germany
Razorfish AS                                                            Norway
Fuel, Inc.                                                              California, U.S.A.
Tonga, Inc.                                                             California, U.S.A.
Lee Hunt Associates, Inc.                                               New York, U.S.A.
Razorfish Ventures, Limited                                             New York, U.S.A.
Razorfish Finance, Inc.                                                 New York, U.S.A.
Razorfish New York, Inc.                                                New York, U.S.A.
Razorfish Technologies, Inc.                                            New York, U.S.A.
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